                                                                    EXHIBIT 24.1


                               POWER OF ATTORNEY

     The undersigned hereby authorizes Nelson C. Rising, Stephen P. Wallace and Paul A. Lockie, or any of them, with full power of substitution, to sign on his or her behalf, in the capacity stated below, the Annual Report on Form 10-K (the "10-K") of Catellus Development Corporation and to file the 10-K, together with exhibits thereto, and any amendment to the 10-K and other documents in connection therewith, with the Securities and Exchange Commission.


Dated:  March 24, 1998              /s/ Joseph Alibrandi
                                    --------------------
                                    Joseph Alibrandi
                                    Director

                               POWER OF ATTORNEY

     The undersigned hereby authorizes Nelson C. Rising, Stephen P. Wallace and Paul A. Lockie, or any of them, with full power of substitution, to sign on his or her behalf, in the capacity stated below, the Annual Report on Form 10-K (the "10-K") of Catellus Development Corporation and to file the 10-K, together with exhibits thereto, and any amendment to the 10-K and other documents in connection therewith, with the Securities and Exchange Commission.


Dated:  March 24, 1998              /s/ Daryl J. Carter
                                    -------------------
                                    Daryl J. Carter
                                    Director

                               POWER OF ATTORNEY

     The undersigned hereby authorizes Nelson C. Rising, Stephen P. Wallace and Paul A. Lockie, or any of them, with full power of substitution, to sign on his or her behalf, in the capacity stated below, the Annual Report on Form 10-K (the "10-K") of Catellus Development Corporation and to file the 10-K, together with exhibits thereto, and any amendment to the 10-K and other documents in connection therewith, with the Securities and Exchange Commission.


Dated:  March 24, 1998              /s/ Richard D. Farman
                                    ---------------------
                                    Richard D. Farman
                                    Director

                               POWER OF ATTORNEY

     The undersigned hereby authorizes Nelson C. Rising, Stephen P. Wallace and Paul A. Lockie, or any of them, with full power of substitution, to sign on his or her behalf, in the capacity stated below, the Annual Report on Form 10-K (the "10-K") of Catellus Development Corporation and to file the 10-K, together with exhibits thereto, and any amendment to the 10-K and other documents in connection therewith, with the Securities and Exchange Commission.


Dated:  March 12, 1998              /s/ Christine Garvey
                                    --------------------
                                    Christine Garvey
                                    Director

                               POWER OF ATTORNEY

     The undersigned hereby authorizes Nelson C. Rising, Stephen P. Wallace and Paul A. Lockie, or any of them, with full power of substitution, to sign on his or her behalf, in the capacity stated below, the Annual Report on Form 10-K (the "10-K") of Catellus Development Corporation and to file the 10-K, together with exhibits thereto, and any amendment to the 10-K and other documents in connection therewith, with the Securities and Exchange Commission.


Dated:  March 19, 1998              /s/ William M. Kahane
                                    ---------------------
                                    William M. Kahane
                                    Director

                               POWER OF ATTORNEY

     The undersigned hereby authorizes Nelson C. Rising, Stephen P. Wallace and Paul A. Lockie, or any of them, with full power of substitution, to sign on his or her behalf, in the capacity stated below, the Annual Report on Form 10-K (the "10-K") of Catellus Development Corporation and to file the 10-K, together with exhibits thereto, and any amendment to the 10-K and other documents in connection therewith, with the Securities and Exchange Commission.


Dated:  March 24, 1998              /s/ Donald J. McNamara
                                    ----------------------
                                    Donald J. McNamara
                                    Director

                               POWER OF ATTORNEY

     The undersigned hereby authorizes Nelson C. Rising, Stephen P. Wallace and Paul A. Lockie, or any of them, with full power of substitution, to sign on his or her behalf, in the capacity stated below, the Annual Report on Form 10-K (the "10-K") of Catellus Development Corporation and to file the 10-K, together with exhibits thereto, and any amendment to the 10-K and other documents in connection therewith, with the Securities and Exchange Commission.


Dated:  March 9, 1998               /s/ Leslie D. Michelson
                                    -----------------------
                                    Leslie D. Michelson
                                    Director

                               POWER OF ATTORNEY

     The undersigned hereby authorizes Nelson C. Rising, Stephen P. Wallace and Paul A. Lockie, or any of them, with full power of substitution, to sign on his or her behalf, in the capacity stated below, the Annual Report on Form 10-K (the "10-K") of Catellus Development Corporation and to file the 10-K, together with exhibits thereto, and any amendment to the 10-K and other documents in connection therewith, with the Securities and Exchange Commission.


Dated:  March 7, 1998               /s/ Nelson C. Rising
                                    --------------------
                                    Nelson C. Rising
                                    Director

                               POWER OF ATTORNEY

     The undersigned hereby authorizes Nelson C. Rising, Stephen P. Wallace and Paul A. Lockie, or any of them, with full power of substitution, to sign on his or her behalf, in the capacity stated below, the Annual Report on Form 10-K (the "10-K") of Catellus Development Corporation and to file the 10-K, together with exhibits thereto, and any amendment to the 10-K and other documents in connection therewith, with the Securities and Exchange Commission.


Dated:  March 16, 1998              /s/ Jacqueline R. Slater
                                    ------------------------
                                    Jacqueline R. Slater
                                    Director

                               POWER OF ATTORNEY

     The undersigned hereby authorizes Nelson C. Rising, Stephen P. Wallace and Paul A. Lockie, or any of them, with full power of substitution, to sign on his or her behalf, in the capacity stated below, the Annual Report on Form 10-K (the "10-K") of Catellus Development Corporation and to file the 10-K, together with exhibits thereto, and any amendment to the 10-K and other documents in connection therewith, with the Securities and Exchange Commission.


Dated:  March 9, 1998               /s/ Thomas M. Steinberg
                                    -----------------------
                                    Thomas M. Steinberg
                                    Director

                               POWER OF ATTORNEY

     The undersigned hereby authorizes Nelson C. Rising, Stephen P. Wallace and Paul A. Lockie, or any of them, with full power of substitution, to sign on his or her behalf, in the capacity stated below, the Annual Report on Form 10-K (the "10-K") of Catellus Development Corporation and to file the 10-K, together with exhibits thereto, and any amendment to the 10-K and other documents in connection therewith, with the Securities and Exchange Commission.


Dated:  March 20, 1998              /s/ Beverly Benedict Thomas
                                    ---------------------------
                                    Beverly Benedict Thomas
                                    Director